ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® BlackRock Capital Appreciation Fund

PROSPECTUS DATED AUGUST 18, 2010

Allianz Investment Management LLC (the “Manager”)

Shares of the Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a “Contact” and collectively the “Contacts”) they issue. The insurance companies invest in shares of the Fund in accordance with instructions received from owners of the applicable Contracts.

This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Fund.

Questions?

Call toll free at 1-877-833-7113 or contact your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please refer to your Contract prospectus for information regarding the investment options available to you.

AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

Fund Summary                                                                                   AZL® BlackRock Capital Appreciation Fund
AZL® BlackRock Capital Appreciation Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.15%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.26% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies.

The Fund seeks to invest in fundamentally sound companies that, in the subadviser’s opinion, have strong management, superior earnings growth prospects, and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally invests across a broad range of industries, the subadviser may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the subadviser does not expect to make such investments as a matter of course, the Fund is permitted to invest up to 20% of total assets in other securities, such as, bonds and small-size company stocks.

The Fund generally will sell a stock when, in the subadviser’s opinion, the stock reaches its price target, or when the company’s future growth prospects deteriorate, the company becomes unable to sustain earnings momentum, the stock’s

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

Fund Summary                                                                                   AZL® BlackRock Capital Appreciation Fund
valuation becomes less attractive, a significant price change occurs, or when the subadviser identifies more compelling investment opportunities elsewhere.

The Fund may, but is not required to, use derivatives by buying or selling options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole by hedging, but the subadviser may also use derivatives to maintain liquidity and commit cash pending investment. The subadviser also may use derivatives for speculation to increase returns, but under normal market conditions generally does not expect to do so.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Leveraging Risk The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates.

•
Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Who May Want To Invest?

Consider investing in this Fund if you are:

•	Seeking capital growth over the long term
•	Investing for long-term goals, such as retirement

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

Fund Summary                                                                                   AZL® BlackRock Capital Appreciation Fund

they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.20%
Lowest (Q4, 2008)	-19.81%

Average Annual Total Returns

	One Year Ended December 31, 2009	Since Inception (4/29/2005)
AZL BlackRock Capital Appreciation Fund	35.46%	3.47%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	3.09%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Capital Management, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio managers are: Jeffrey R. Lindsey, CFA, Managing Director, since inception, and Edward P. Dowd, Managing Director, since 2006.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 6 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

Fund Summary                                                                          Tax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Fund are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”).  Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Fund are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Fund and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including the Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

More About the Fund                                                                                                                 Overview

MORE ABOUT THE FUND

Overview

The Allianz Variable Insurance Products Trust (the “VIP Trust”) consists of 31 separate investment portfolios (together, the “Funds,” “VIP Funds” or “Allianz VIP Funds,” and each individually, a “Fund,” “VIP Fund,” or “Allianz VIP Fund”). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the “Board” the “Trustees” or the “Board of Trustees”), the Fund is managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained an asset management firm (the “subadviser”) to make investment decisions on behalf of the Fund. The Manager selected the subadviser based on the subadviser’s experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Fund on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Fund. Therefore, you cannot directly purchase, nor will you directly own, shares of the Fund.

This prospectus is designed to help you make informed decisions about the Fund. You will find details about how your Contract works in the related Contract prospectus.

This prospectus summarizes key information about the Fund, including information regarding the investment objectives, strategies and risks and performance and fees for the Fund. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Fund indirectly through the Contracts.

The Fund has the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus.

Unless otherwise indicated, any percentage limitation on the Fund’s holdings set forth in the summaries above is applied only when that particular type of security is purchased.

Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

The Fund may have a name, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the subadviser. However, the asset size, portfolio composition, fees, and expenses of the Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Fund will perform in an equivalent manner to the similar funds. This Fund may be removed from the VIP Trust.

The investment objective of the Fund may be changed by the Trustees without shareholder approval.

Listed below is the Fund, its subadviser, and certain affiliates of the subadvisers:

Fund	subadviser
AZL BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc. (affiliated with BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, and BlackRock Investment Management, LLC)

Fund Operating Expense Limitation Agreement

The Manager and the Fund have entered into a written agreement, through April 30, 2011, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 1.20%. After April 30, 2011, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

More About the Fund                                                                                                                    Overview

limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder report and in Other Expenses under Fees and Expenses of the Fund.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

More About the Fund                                                                                                                  Investment Strategies

Investment Strategies

Temporary Defensive Positions

For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

More About the Fund                                                                                                                Investment Risks

Investment Risks

The following provides additional information regarding the principal risks of investing in the Fund:

Capitalization Risk
To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

Convertible Securities Risk
The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

Credit Risk
Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

Derivatives Risk
The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. The Fund may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency. For more information, see “Additional Information on Portfolio Instruments and Investment Policies – Derivative Instruments” in the Fund’s Statement of Additional Information.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

More About the Fund                                                                                                                Investment Risks

Growth Stocks Risk
The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Interest Rate Risk
Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. The value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

Selection Risk
The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. The investment approach of the Fund may emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FUND MANAGEMENT

FUND MANAGEMENT

The Manager

Allianz Investment Management LLC serves as the Manager for the Fund pursuant to the terms of an investment management agreement. The Manager has signed a subadvisory agreement (“Subadvisory Agreement”) with the subadviser for portfolio management functions for the Fund. The subadviser manages the portfolio securities of the Fund and provides additional services including research, selection of brokers and similar services. The Manager compensates the subadviser for its services as provided in the Subadvisory Agreement. A discussion of the Board of Trustees’ basis for approving the Fund’s Investment Management Agreement with the Manager and the Subadvisory Agreement with the subadviser is available in the Fund’s Annual Report for the year ended December 31, 2009.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust and three unregistered investment pools. As of December 31, 2009, the Manager had aggregate assets under management of $8.07 billion. The Manager monitors and reviews the activities of each of the subadvisers.

Jeffrey W. Kletti is the president of the Trust and ultimately responsibility for evaluating and selecting subadvisers for the Trust.  Mr. Kletti is a Chartered Financial Analyst and joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2000.  Mr. Kletti served as senior vice president of the Manager from its inception in 2001 until he was elected its president in 2005.  Previously, Mr. Kletti held positions with Fortis Financial Group, IAI Mutual Funds, and Kemper Financial Services.

The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Subadviser of the Fund

BlackRock Capital Management, Inc. (“BlackRock Capital”) was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.35 trillion in investment company and other assets under management as of December 31, 2009. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

The Portfolio Managers of the Fund

AZL BlackRock Capital Appreciation Fund

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Capital Management, Inc. (BlackRock Capital), and Edward P. Dowd, Managing Director at BlackRock Capital. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Mr. Lindsey is head of BlackRock Capital’s Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Mr. Lindsey, as Managing Director at SSRM, headed the Mid- and Large-Cap Growth Teams. He joined SSRM in 2002 and was promoted to Chief Investment Officer-Growth in 2003. He was responsible for overseeing all of the firm’s growth and core products. He was the co-portfolio manager of the State Street Legacy Fund and the firm’s large cap growth institutional portfolios. Prior to joining SSRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Mr. Dowd joined BlackRock Capital as a Director following the SSRM merger, and was promoted to Managing Director in 2006. He is primarily responsible for the technology and energy sectors. Prior to joining BlackRock Capital, Mr. Dowd

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FUND MANAGEMENT

was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the prior five years, he also served as a Senior Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

More Information About Fund Management

The Manager a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2009, Allianz SE had third-party assets under management of $1.73 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

The SAI has more detailed information about the Manager, the subadviser and other service providers. The SAI also provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Duties of the Manager and subadviser

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Fund and the selection of the subadviser and advises on the Fund’s investment policy. The subadviser determines which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the subadviser, and generally oversees the services provided to Allianz VIP Funds by its administrator, custodian and other service providers. Further information about the subadviser is included in the SAI.

The Manager is paid a fee as set forth under “Fees” below, by the Fund for its services, which includes any fee paid to the subadviser.

The Fund and the Manager, under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend the agreement with subadviser without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. For any Fund that is relying on the order, the Manager may:

•	hire one or more subadvisers;

•	change subadvisers; and

•	reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the subadviser and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:

•	its shareholders; or

•
the Fund’s sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated subadviser without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.

Payments to Affiliated Insurance Companies

Currently, the Fund is available as underlying investment option of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Fund, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Fund, as a result of including the Fund in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FUND MANAGEMENT
Other Administrative Services

The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Fund and the Nonproprietary Funds, that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

Transfer Supported Features of Certain Annuity Contracts

The Fund may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Fund, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Fund, which is affected by transfers under the Transfer Supported Features.

Management Fees

The Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2009 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/09 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/09 After Fee Waivers
AZL BlackRock Capital Appreciation Fund	0.80%	0.72%

Legal Proceedings

As of April 30, 2010 the Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Fund, the Manager or the principal underwriter is a party. However, the subadviser may be currently the subject of investigations or proceedings which relate to their management of other mutual funds. A brief descriptions thereof is set forth below. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.

BlackRock Capital Management, Inc.

BlackRock Capital Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Capital Management, Inc. provides to its clients.

The Administrator

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund’s administrator, transfer agent and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

The Distributor

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Fund’s distributor. ALFS is affiliated with the Manager.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FUND MANAGEMENT

Other Distribution Services

The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Fund. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

The Custodian

The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund. BNY Mellon is affiliated with The Dreyfus Corporation.

The SAI provides additional information about the services provided to the Fund.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the SAI.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding

Per share NAV for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open.

The securities (other than short-term debt securities) of the Fund are generally valued at current market prices.

Options purchased and held by the Fund generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of trading on the principal exchange. The close of trading for some options exchanges may occur later than the 4:00 p.m. closing of the NYSE, but is not expected to occur later than 4:15 p.m. Eastern Time. This means that the Fund, if holding options, may not determine its NAV until 4:15 p.m. Eastern Time. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Fund’s Trustees.

Foreign securities held by the Fund are valued on a daily basis using a fair valuation program approved by the Fund’s Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.

The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by the Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of the Fund may be significantly affected on days when investors cannot buy or sell shares.

Purchase and Redemption of Shares

Investors may not purchase or redeem shares of the Fund directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Fund.

Orders for the purchase and redemption of shares of the Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Fund within 7 days after the request is received.

The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Fund does not assess any fees when they sell or redeem their shares.

The right of purchase and redemption of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

SHAREHOLDER INFORMATION

subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Fund currently does not foresee any disadvantages to investors if the Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Market Timing

The Board of Trustees has adopted a policy that the Fund will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” If the Fund invests in other securities which are less liquid, or are traded less often, the Fund may be vulnerable to similar pricing inefficiencies.

Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

As required by SEC rules, the Fund has entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Fund or its agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities either at the omnibus or individual account level, the Fund may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

Distribution (12b-1) Fees

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Fund’s shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

SHAREHOLDER INFORMATION

The Fund pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.

Dividends, Distributions, and Taxes

Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for the Fund are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund at the net asset value of such shares on the payment date.

The Fund is treated as a separate corporate entity for tax purposes. The Fund intends to elect to be treated as a regulated investment company and the Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of the Annual Report is available without charge upon written request from the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833 7113.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

FINANCIAL HIGHLIGHTS

AZL BlackRock Capital Appreciation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
					April 29, 2005 to December 31,
	Year Ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$ 8.66	$ 13.61	$ 12.27	$ 12.08	$ 10.00
Investment Activities:
Net Investment Income/(Loss)	0.01	0.01	(0.01)	(0.02)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	3.06	(4.96)	1.35	0.21	2.09
Total from Investment Activities	3.07	(4.95)	1.34	0.19	2.08
Dividends to Shareholders From:
Net Investment Income	—(b)	—	—	—	—
Total Dividends	—(b)	—	—	—	—
Net Asset Value, End of Period	$ 11.73	$ 8.66	$ 13.61	$ 12.27	$ 12.08
Total Return(c) (d)	35.46%	(36.37)%	10.92%	1.57%	20.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$ 489,930	$ 99,344	$ 62,264	$ 49,384	$ 36,577
Net Investment Income/(Loss)(e)	0.11%	0.08%	(0.11)%	(0.22)%	(0.45)%
Expenses Before Reductions(e) (f)	1.15%	1.20%	1.18%	1.19%	1.29%
Expenses Net of Reductions(e)	1.07%	1.16%	1.16%	1.18%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.07%	1.19%	1.18%	1.19%	N/A
Portfolio Turnover Rate(d)	80.26%(h)	175.17%	75.74%	88.02%	24.31%

(a)	Period from commencement of operations.
(b)	Represents less than $0.005.
(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(g)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)
Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102.12%.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ August 18, 2010

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Shareholder Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Fund.	Contact the Funds at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-877-833-7113
Access the Allianz Life website at: www.allianzlife.com/GetInformed/VariableInvestmentOptions.aspx
(for the SAI)
www.allianzlife.com/PerformanceCenter/ShareholderReports.aspx
(for the shareholder reports)

Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/GetInformed/VariableInvestmentOptions.aspx

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can review information about the Fund (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

In Person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By Mail:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549-0102

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov.

The SEC charges a fee to copy any documents.

Investment Company Act file no. 811-09491